Fees Summary	Dec. 09, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	9,546.62
Total Transaction Valuation	69,128,282.67
Total Offset Amount	0.00
Net Fee	$ 9,546.62